7. Senior Debt	12 Months Ended
Dec. 31, 2018
Notes
7. Senior Debt

7.         SENIOR DEBT

            Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc.  As amended to date, the credit agreement provides for borrowings and reborrrowings of up to $100.0 million, subject to certain limitations, and all borrowings are secured by the finance receivables of the Company.  The credit agreement contains covenants customary for financing transactions of this type.  Available borrowings under the credit agreement were $46.8 million and $100.0 million at December 31, 2018 and 2017, at an interest rate of 5.74% and 4.49%, respectively.  At December 31, 2018, the Company had borrowings of $53.2 million under the credit agreement.  The Company had no borrowings under the credit agreement at December 31, 2017.

            Available but unborrowed amounts under the credit agreement are subject to a periodic unused line fee of .50%.  The interest rate under the credit agreement is equivalent to the greater of (a) .75% per annum plus 300 basis points or (b) the three month London Interbank Offered Rate (the “LIBOR Rate”) plus 300 basis points.  The LIBOR Rate is adjusted on the first day of each calendar month based upon the LIBOR Rate as of the last day of the preceding calendar month.

            The credit agreement has a commitment termination date of December 31, 2019.  Any then- outstanding balance under the Credit Agreement would be due and payable on such date.  The lender also may terminate the agreement upon the violation of any of the financial ratio requirements or covenants contained in the credit agreement or if the financial condition of the Company becomes unsatisfactory to the lender, according to standards set forth in the credit agreement.  Such financial ratio requirements include a minimum equity requirement, an interest expense coverage ratio and a minimum debt to equity ratio, among others.  At December 31, 2018, the Company was in compliance with all financial covenants.

            The Company’s Senior Demand Notes are unsecured obligations which are payable on demand. The interest rate payable on any Senior Demand Note is a variable rate, compounded daily, established from time to time by the Company.

            Commercial paper is issued by the Company only to qualified investors, in amounts in excess of $50,000, with maturities of less than 260 days and at interest rates that the Company believes are competitive in its market.

Additional data related to the Company's senior debt is as follows:

	Weighted
	Average	Maximum	Average	Weighted
	Interest	Amount	Amount	Average
Year Ended	Rate at End	Outstanding	Outstanding	Interest Rate
December 31	of Year	During Year	During Year	During Year

	(In thousands, except % data)

2018:
Bank Borrowings	5.74%	$ 53,180	$ 6,999	5.21%
Senior Demand Notes	1.64	77,731	74,267	1.52
Commercial Paper	3.13	373,167	364,362	3.01
All Categories	3.19	499,666	445,628	2.92

2017:
Bank Borrowings	4.49%	$ 55	$ 1	4.21%
Senior Demand Notes	1.48	75,480	72,761	1.47
Commercial Paper	2.98	355,354	346,942	2.99
All Categories	2.73	429,687	419,704	2.85

2016:
Bank Borrowings	3.93%	$ 45	$ 1	3.75%
Senior Demand Notes	1.48	73,167	68,918	1.53
Commercial Paper	2.96	339,330	331,589	3.26
All Categories	2.69	409,792	400,508	3.10